UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 10, 2007

WITS BASIN PRECIOUS MINERALS INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

1-12401	84-1236619
(Commission File Number)	(IRS Employer Identification No.)

80 South Eighth Street, Suite 900
Minneapolis, MN 55402
(Address of principal executive offices) (Zip Code)

(612) 349-5277
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a) Financing arrangement with China Gold, LLC

On April 10, 2007, Wits Basin Precious Minerals Inc. (the “Company”) entered into a Convertible Notes Purchase Agreement (the “Purchase Agreement”) with China Gold, LLC, a Kansas limited liability company (“China Gold”), pursuant to which the Company agreed to sell China Gold up to an aggregate of $25,000,000 in secured convertible promissory notes (the “Notes”). Pursuant to the terms of the Purchase Agreement, China Gold purchased a Note in the principal amount of $3,000,000 on the closing date (the “Initial Note”), and agreed to purchase additional Notes (the “Additional Notes”) in the aggregate minimum amount of $9,000,000 and, in the discretion of China Gold and the Company, up to an aggregate maximum of $22,000,000 within the next 12 months. Pursuant to the Agreement, the Company’s ability to sell the Additional Notes is conditioned upon having a sufficient number of shares of authorized and available shares of common stock to permit the conversion of such Additional Notes. The Company has further agreed to pay a loan fee to an affiliate of China Gold equal to 2% of the Notes purchased, and to pay up to $40,000 in reasonable and accountable expenses of the Purchaser relating to the transaction. The Purchase Agreement contains standard representations, warranties, and covenants.

The Notes provide for a five-year term and bears interest at a rate of 8.25% per annum, calling for monthly interest-only payments, with the principal and accrued and unpaid interest thereon due and payable at maturity. After the expiration of 120 days from the date of issue, the outstanding balance on the Notes are convertible at the option of the holder into shares of the Company’s common stock, par value $.01 per share, at a conversion price of $1.00 per share, subject to anti-dilutive adjustments (the “Conversion Price”). Additionally, the outstanding balance on the Notes are subject to automatic conversion in the event the Company completes its proposed merger transaction with Easyknit Enterprises Holdings Limited (the “Merger”). The Company has also provided the holders of the Notes demand and piggyback registration rights relating to the resale of the shares of common stock issuable upon conversion of the Notes.

To secure the Company’s obligations under the Notes, the Company entered into a Pledge Agreement dated April 10, 2007 with China Gold (the “Pledge Agreement”), whereby the Company pledged to China Gold its shares in Wits-China Acquisition Corp., a wholly owned subsidiary of the Company (“Wits-China”), and delivered to China Gold a guaranty of Wits-China (the “Guaranty”). The Company further agreed to provide China Gold a security interest in any assets acquired by the Company with the proceeds from the Notes, and to pledge any shares of capital stock and deliver to China Gold a guaranty of any subsidiaries of the Company created for the purpose of holding and utilizing any assets acquired with the proceeds of the Notes.

Neither the securities offered and sold in the private placement nor the shares of common stock underlying such securities were registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 under the Securities Act.

Copies of the Purchase Agreement, the form of Note, the Pledge Agreement and the Guaranty are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, and are incorporated herein by reference.

(b) Consulting Agreement with Boston Financial Partners, Inc.

On April 13, 2007, Wits Basin Precious Minerals Inc. (the “Company”) entered into a consulting agreement with Boston Financial Partners, Inc. (“Boston Financial”), an entity controlled by Thomas Brazil, who is deemed to beneficially hold in excess of 5% of the Company’s capital stock, on a fully diluted basis. Pursuant to the agreement, the Company will be required to pay Boston Financial an aggregate of $100,000 in consideration of Boston Financial’s provision of strategic merger, acquisition, and corporate consulting services. The term of the agreement is for 6 months, and is terminable by either party upon 10 days written notice.

The foregoing is qualified in its entirety by reference to the consulting agreement, a copy of which is attached as Exhibit 10.5 hereto, which is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

As indicated under Item 1.01(a) above, on April 10, 2007, the Company offered and sold to China Gold a secured convertible promissory note in the principal amount of $3,000,000 (the “Initial Note”). After the expiration of 120 days from the date of issuance, the outstanding balance under the Note is convertible at the option of the holder into shares of the Company’s common stock at the Conversion Price of $1.00 per share. Additionally, the outstanding balance under the Note is automatically convertible into shares of common stock at the Conversion Price in the event the Company completes the Merger. The Company has also provided the holders of the Notes demand and piggyback registration rights relating to the resale of the shares of common stock issuable upon conversion of the Notes.

In the transaction, the Company received new proceeds aggregating approximately $3,000,000, less a loan fee paid to an affiliate of China Gold of $60,000. Additionally, the Company has agreed to pay up to $40,000 in reasonable and accountable expenses of the Purchaser relating to the transaction.

Neither the securities offered and sold in the private placement nor the shares of common stock underlying such securities were registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 promulgated thereunder. The Company relied on this exemption and/or the safe harbor rule thereunder based on the fact that (i) the purchaser had knowledge and experience in financial and business matters such that it was capable of evaluating the risks of the investment, and (ii) the Company has obtained representations from the purchaser indicating that it was an accredited investor and purchasing for investment only.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Form of Convertible Notes Purchase Agreement dated April 10, 2007 by and between Wits Basin Precious Minerals Inc. and China Gold, LLC.

10.2	Form of Secured Convertible Note of Wits Basin Precious Minerals Inc. to be issued pursuant to Convertible Notes Purchase Agreement dated April 10, 2007.

10.3	Pledge Agreement dated April 10, 2007 by and between Wits Basin Precious Minerals Inc. and China Gold, LLC.

10.4	Guaranty of Wits-China Acquisition Corp. dated April 10, 2007 in favor of China Gold, LLC.

10.5	Consulting Agreement dated April 13, 2007 by and between the Company and Boston Financial Partners, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WITS BASIN PRECIOUS MINERALS INC.

Date: April 16, 2007	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

10.1	Form of Convertible Notes Purchase Agreement dated April 10, 2007 by and between Wits Basin Precious Minerals Inc. and China Gold, LLC.

10.2	Form of Secured Convertible Note of Wits Basin Precious Minerals Inc. to be issued pursuant to Convertible Notes Purchase Agreement dated April 10, 2007.

10.3	Pledge Agreement dated April 10, 2007 by and between Wits Basin Precious Minerals Inc. and China Gold, LLC.

10.4	Guaranty of Wits-China Acquisition Corp. dated April 10, 2007 in favor of China Gold, LLC.

10.5	Consulting Agreement dated April 13, 2007 by and between the Company and Boston Financial Partners, Inc.